UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 3, 2005

(Date of Report)

POZEN Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31719	62-1657552
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1414 Raleigh Road, Suite 400

Chapel Hill, North Carolina 27517

(Address of principal executive offices) (Zip Code)

(919) 913-1030

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On January 3, 2005, pursuant to an incentive program approved by the Compensation Committee of the Board of Directors of POZEN Inc. (the “Company”), stock options were granted to all of the Company’s employees, including the Company’s executive officers, to purchase an aggregate of 506,772 shares of common stock. Each option will vest in full upon the later to occur of (i) January 3, 2007 or (ii) the receipt by the Company of an action letter from the U.S. Food and Drug Administration (FDA) indicating approval of the New Drug Application (NDA) for Trexima, the proposed brand name for the combination of GlaxoSmithKline’s sumatriptan and naproxen sodium in a single tablet being developed by the Company for the acute treatment of migraine pursuant to a development and commercialization agreement with GlaxoSmithKline; provided, however that 25% of each such option will be forfeited if receipt of the FDA approval letter for the Trexima NDA does not occur prior to June 30, 2007, and 100% of each such option will be forfeited if receipt of the FDA approval letter for the Trexima NDA does not occur on or before December 31, 2007. The options, which were granted under the Company’s Equity Compensation Plan, as amended and restated, have a ten-year term and an exercise price equal to the Nasdaq reported market closing price of the common stock on January 3, 2007, the date of grant.

As a part of this Company-wide incentive program, options on the terms described above were granted to each of the following executive officers of the Company: Dr. John R. Plachetka, President and CEO, Dr. Marshall E. Reese, Executive Vice President Product Development, Dr. W. James Alexander, Senior Vice President Product Development, William L. Hodges, Senior Vice President Finance and Administration and CFO, Kristina M. Adomonis, Senior Vice President Business Development, and John E. Barnhardt, Vice President Finance and Administration. Options relating to a total of 290,088 shares of common stock were granted to the executive officers.

The form of the nonqualified stock option award agreement for this incentive program is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)	Exhibits

10.1	Form of Nonqualified Stock Option Agreement for Trexima incentive program, issued pursuant to POZEN Inc. Equity Compensation Plan, as amended and restated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POZEN Inc.
By:	/s/ William L. Hodges
William L. Hodges
Senior Vice President and Chief Financial Officer

Date: January 7, 2005

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Nonqualified Stock Option Agreement for Trexima incentive program, issued pursuant to POZEN Inc. Equity Compensation Plan, as amended and restated.